              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-01                           37-6401679
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On November 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of October 2005
            for the NAVISTAR FINANCIAL 2004-A OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                  By:/s/ John V. Mulvaney, Sr.
--------------------------                       -------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-A Owner Trust
               Monthly Servicer Certificate #20, dated November 15, 2005

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                                   EXHIBIT 20

                     Navistar Financial 2004 - A Owner Trust
                         For the Month of October 2005
                     Distribution Date of November 15, 2005
                           Servicer Certificate  #20

Original Pool Amount                                             $398,284,237.80
Subsequent Receivables (transferred 04/29/04)                    $201,715,759.98
Subsequent Receivables (transferred 00/00/00)                              $0.00
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $315,068,848.07
Beginning Pool Factor                                                  0.5251147

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,951,884.68
     Interest Collected                                            $1,756,419.49
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds/Recoveries                                 $237,462.80
Total Additional Deposits                                            $237,462.80

Repos/Chargeoffs                                                     $105,950.87
Aggregate Number of Notes Charged Off                                        103

Total Available Funds                                             $12,625,994.52

Ending Pool Balance                                              $304,330,784.97
Ending Pool Factor                                                     0.5072180

Servicing Fee                                                        $262,557.37
     memo: Servicer will allocate $1,500.00 of Servicing Fee
           as Administration Fee

Repayment of Servicer Advances                                       $319,772.45

Reserve Account:
                                                                                     ==========================================
    Beginning Balance  (see Memo Item)                            $13,061,503.81              Memo Item - Reserve Account
    Target Percentage                                                       3.25%     Opening balance            $11,999,999.96
    Target Balance                                                 $9,890,750.51      + Trans Base                        $0.00
    Specified Yield Supplement Amount                                      $0.00      + Invest. Income               $37,242.36
    Specified Yield Supplement Amount                                      $0.00      + Excess Serv.              $1,024,261.49
    Specified Reserve Account Balance                              $9,890,750.51      + Transfer (to)
    Minimum Balance                                               $11,999,999.96        Collections Acct                  $0.00
    (Release)/Deposit                                             ($1,061,503.85)                                --------------
    Ending Balance                                                $11,999,999.96        Beginning Bal.           $13,061,503.81
                                                                                     ==========================================

Current Weighted Average APR:                                              6.616%

Current Weighted Average Remaining Term (months):                          35.19

Delinquencies                                                          Dollars      Notes
                             Installments:  1 - 30 days             1,270,557.13    1,205
                                           31 - 60 days               176,394.98      182
                                              60+  days               136,214.31       67

                                    Total:                          1,538,166.42    1,223
                                 Balances: 60+  days                1,079,115.39       67

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                                                Navistar Financial 2004 - A Owner Trust
                                                    For the Month of October 2005

                                                                        NOTES                           CLASS B        CLASS C
                           TOTAL       CLASS A - 1    CLASS A - 2      CLASS A - 3     CLASS A - 4       NOTES          NOTES
                      $600,000,000.00 $108,000,000.00 $175,000,000.00 $154,000,000.00 $127,000,000.00 $21,000,000.00 $15,000,000.00
Original Pool Amount

Distributions:
      Distribution Percentages(1)                0.00%          80.88%          13.12%           0.00%          3.50%          2.50%

      Coupon                                   1.0800%         1.4500%         2.0100%         2.5900%        2.4600%        3.2000%

Beginning Pool Bal    $315,068,848.07
Ending Pool Balance   $304,330,784.97

Collected Principal    $10,632,112.23
Collected Interest      $1,756,419.49
Charge - Offs             $105,950.87
Liquidation
     Proceeds/Recoveries  $237,462.80

Servicing & Admin Fee     $262,557.37
Investment Earnings from
     Pre-Funding Acct.          $0.00
Cash Transfer from
     Negative Carry Acct.       $0.00
Cash Transfer from
     Pre-Funding Acct.          $0.00
Cash Transfer from Reserve Acct $0.00
Total Collections Avail
     for Debt Service  $12,363,437.15

Beginning Balance     $315,068,848.09           $0.00   $8,684,717.19 $154,000,000.00  $127,000,000.00 $14,806,735.04 $10,577,395.86

Interest Due (2)          $601,112.56           $0.00      $10,494.03     $257,950.00      $274,108.33     $30,353.81     $28,206.39
Interest Paid             $601,112.56           $0.00      $10,494.03     $257,950.00      $274,108.33     $30,353.81     $28,206.39
Principal Due          $10,738,063.10           $0.00   $8,684,717.19   $1,409,062.12            $0.00    $375,875.16    $268,408.63
Mandatory Prepayments
     Class A-1 only             $0.00           $0.00
Principal Paid         $10,738,063.10           $0.00   $8,684,717.19   $1,409,062.12            $0.00    $375,875.16    $268,408.63

Ending Balance        $304,330,784.99           $0.00           $0.00 $152,590,937.88  $127,000,000.00 $14,430,859.88 $10,308,987.23

Note/Certificate Pool Factor
     (Ending Balance / Original Pool Amt.)  0.0000000       0.0000000       0.9908502        1.0000000      0.6871838      0.6872658

Total Distributions    $11,339,175.66           $0.00   $8,695,211.22   $1,667,012.12      $274,108.33    $406,228.97    $296,615.02

Interest Shortfall              $0.00           $0.00           $0.00           $0.00            $0.00          $0.00          $0.00
Principal Shortfall             $0.00           $0.00           $0.00           $0.00            $0.00          $0.00          $0.00
          Total Shortfall       $0.00           $0.00           $0.00           $0.00            $0.00          $0.00          $0.00
Excess Servicing
     (see Memo Item -
          Reserve Acct) $1,024,261.49

Beg. Reserve Acct Bal. $13,061,503.81
(Release) / Draw       ($1,061,503.85)
Ending Reserve Acct Bal$11,999,999.96

(1)(a) 100% to the Class A-1 Notes until the Class A-1 Notes are         (* x represents previously paid interest to other classes.)
paid in full.  (b) 94.00% of any amount remaining after the              (* y represents previously paid interest and principal on
application of funds in clause (a) to the remaining Class A Notes         other classes.)
sequentially until the Class A Notes are paid in full.  (c) 58.34%
of any amount remaining after the application of funds in clauses             ====================================================
(a) and (b) to the Class B Notes until the Class B Notes are paid             Memo Item - Advances:
in full.  (d) Any amount remaining after the application of funds in            Servicer Advances - Current Month     ($319,772.45)
clauses (a), (b) and (c) to the Class C Notes until the Class C Notes           Total Outstanding Servicer Advances  $1,058,009.31
are paid in full.                                                             ====================================================
(2)Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off
14 days, from 04/01/04 to, but excluding, 4/15/04.

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                                                Navistar Financial 2004 - A Owner Trust
                                                    For the Month of October 2005

Trigger Events  A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                               5                4                3                 2                1                0
                             May-05            Jun-05           Jul-05           Aug-05           Sep-05           Oct-05

Remaining Gross Balance  $415,538,394.90    $400,215,242.39 $385,215,013.88   $372,002,741.38  $357,986,472.59  $344,687,839.54

A)  Loss Trigger:

Principal of Contracts
     Charged Off             $382,765.13        $297,927.26     $280,890.24       $214,062.43      $514,667.84      $105,950.87

Recoveries                   $426,603.52        $502,389.19     $243,249.37       $251,186.91      $233,688.50      $237,462.80

Total Charged Off
     (Months 5, 4, 3)        $961,582.63
Total Recoveries
     (Months 3, 2, 1)        $728,124.78

Net Loss/(Recoveries)
     for 3 Mos               $233,457.85 (a)

Total Balance
     (Months 5, 4, 3)  $1,200,968,651.17 (b)

Loss Ratio Annualized
     [(a/b) * (12)]               0.2333%

Trigger:  Is Ratio > 1.5%              No
                                                                                    Aug-05           Sep-05           Oct-05

B)  Delinquency Trigger:                                                        $1,619,408.50    $1,415,658.92    $1,079,115.39
    Balance delinquency 60+ days                                                      0.43532%         0.39545%         0.31307%
    As % of Beginning Pool Balance                                                    0.37802%         0.41985%         0.38128%
    Three Month Average

    Trigger:  Is Average > 2.0%        No

C)  Noteholders Percent Trigger:  2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger:  Is Minimum < 1.0%         No

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